UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

Pacer Funds Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)Title of each class of securities to which transaction applies:
(2)Aggregate number of securities to which transaction applies:
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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(5)Total Fee Paid:
[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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[ ], 2026
Dear Shareholder:
The Board of Trustees (the “Board”) of the Pacer Aristotle Pacific Floating Rate High Income ETF, the Pacer Trendpilot US Bond ETF, the Pacer US Cash Cows Bond ETF, the Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF, the Pacer Metaurus Nasdaq 100 Dividend Multiplier 600 ETF, the Pacer ActiveAlpha India Quality ETF, the Pacer Swan Conservative (January) ETF, the Pacer Swan SOS Conservative (April) ETF, the Pacer Swan SOS Conservative (July) ETF, the Pacer Swan SOS Conservative (October) ETF, the Pacer Swan SOS Moderate (January) ETF, the Pacer Swan SOS Moderate (April) ETF, the Pacer Swan SOS Moderate (July) ETF, the Pacer Swan SOS Moderate (October) ETF, the Pacer Swan SOS Flex (January) ETF, the Pacer Swan SOS Flex (April) ETF, the Pacer Swan SOS Flex (July) ETF, the Pacer Swan SOS Flex (October) ETF, and the Pacer Swan SOS Fund of Funds ETF (each, a “Fund” and collectively, the “Funds”), each a series of Pacer Funds Trust (the “Trust”), has scheduled a special meeting (the “Special Meeting”) of shareholders to be held on [October 14, 2026], at [MEETING TIME], at the offices of the Funds’ investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.
The Special Meeting is being held to seek shareholder approval of the proposal (the “Proposal”) discussed below and in the accompanying Proxy Statement.
PROPOSAL:    To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
If you are a shareholder of record as of the close of business on [August 24, 2026] (the “Record Date”), you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.
The attached Proxy Statement provides additional information about the Proposal and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the Proposal. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.
Thank you for your continued support.

Sincerely,

/s/ Joe M. Thomson
Joe M. Thomson
President and Principal Executive Officer
Pacer Funds Trust

Voting is quick and easy. Delay may cause the Funds to incur additional expenses to solicit votes for the Meeting. Everything you need is enclosed. To cast your vote:
•PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Pacer Aristotle Pacific Floating Rate High Income ETF	Pacer Swan SOS Moderate (January) ETF
Pacer Trendpilot US Bond ETF	Pacer Swan SOS Moderate (April) ETF
Pacer US Cash Cows Bond ETF	Pacer Swan SOS Moderate (July) ETF
Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF	Pacer Swan SOS Moderate (October) ETF
Pacer Metaurus Nasdaq 100 Dividend Multiplier 600 ETF	Pacer Swan SOS Flex (January) ETF
Pacer ActiveAlpha India Quality ETF	Pacer Swan SOS Flex (April) ETF
Pacer Swan SOS Conservative (January) ETF	Pacer Swan SOS Flex (July) ETF
Pacer Swan SOS Conservative (April) ETF	Pacer Swan SOS Flex (October) ETF
Pacer Swan SOS Conservative (July) ETF	Pacer Swan SOS Fund of Funds ETF
Pacer Swan SOS Conservative (October) ETF
each a series of Pacer Funds Trust
(each, a “Fund,” and together, the “Funds”)

500 Chesterfield Parkway,
Malvern, Pennsylvania 19355

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on [October 14, 2026]

Pacer Funds Trust (the “Trust”), a registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Funds, each a series of the Trust, to be held at the offices of the Funds’ investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, on [October 14, 2026], at [MEETING TIME] for the purpose of considering the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof:

PROPOSAL:    To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
The Board believes that the Proposal is in the best interests of each Fund’s shareholders and recommends that you vote in favor of the Proposal. Shareholders of record of a Fund at the close of business on [August 24, 2026] are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees:

/s/ Joe M. Thomson
Joe M. Thomson
President and Principal Executive Officer
[ ], 2026

YOUR VOTE IS IMPORTANT – PLEASE VOTE YOUR SHARES PROMPTLY

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

FLRT	Pacer Aristotle Pacific Floating Rate High Income ETF	PSMD	Pacer Swan SOS Moderate (January) ETF
PTBD	Pacer Trendpilot US Bond ETF	PSMR	Pacer Swan SOS Moderate (April) ETF
MILK	Pacer US Cash Cows Bond ETF	PSMJ	Pacer Swan SOS Moderate (July) ETF
QDPL	Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF	PSMO	Pacer Swan SOS Moderate (October) ETF
QSIX	Pacer Metaurus Nasdaq 100 Dividend Multiplier 600 ETF	PSFD	Pacer Swan SOS Flex (January) ETF
INDQ	Pacer ActiveAlpha India Quality ETF	PSFM	Pacer Swan SOS Flex (April) ETF
PSCX	Pacer Swan SOS Conservative (January) ETF	PSFJ	Pacer Swan SOS Flex (July) ETF
PSCW	Pacer Swan SOS Conservative (April) ETF	PSFO	Pacer Swan SOS Flex (October) ETF
PSCJ	Pacer Swan SOS Conservative (July) ETF	PSFF	Pacer Swan SOS Fund of Funds ETF
PSCQ	Pacer Swan SOS Conservative (October) ETF
each a series of Pacer Funds Trust
(each, a “Fund,” and together, the “Funds”)
Important information to help you understand and vote on the Proposal:
While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the Proposal you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.
Questions and Answers
Question:     What is this document and why did you send it to me?
Answer:     We are sending this document to you for your use in deciding whether to approve a “manager-of-managers” structure that would grant each Fund and Pacer Advisors, Inc. the authority to change sub-advisory arrangements without shareholder approval and to permit each Fund to disclose advisory and sub-advisory fee information in an aggregated manner. This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and the Proxy Card. You are receiving these proxy materials because on [August 24, 2026] (the “Record Date”) you owned shares in one or more of the Funds, each a series of Pacer Funds Trust (the “Trust”).
You have a right to vote on the Proposal as it relates to each Fund you own on the Record Date and are entitled to be present at and to vote at the Special Meeting. Each share of a Fund is entitled to one vote on the Proposal.
Question:     What am I being asked to vote on?
Answer:    You are being asked to approve the operation of the Funds under a Manager-of-Managers Structure (as defined below) with respect to any unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of Pacer Advisors, Inc. (the “Adviser”) or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, including in the manner that is permitted by the Order (as defined below). It is important to note that the Order is subject to the condition that a Fund’s shareholders approve the “manager-of-mangers” arrangement prior to reliance on the order by that Fund.
The Trust and the Adviser have received exemptive relief from the SEC (the “Order”), which permits the Adviser, on behalf of the certain series of the Trust, and subject to the approval of the Board of Trustees (the “Board”) of the Trust, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination, and replacement. The Order also provides relief from certain disclosure obligations with regard to advisory and sub-advisory fees. With this relief, the series of the Trust that operate under the Order may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company. The Order is subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new sub-

adviser. The series currently operating under the Order had their initial shareholders approve such reliance on the Order prior to such series beginning operations.
If approved by shareholders, the Manager-of-Managers Structure will enable a Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. In addition, operation of a Fund under the Order will permit the Funds to disclose advisory and sub-advisory fee information in an aggregated manner. Shareholders will be notified of any changes made to the sub-advisers or material changes to sub-advisory agreements within 90 days of the change.
Question:     What will happen if a Fund’s shareholders do not approve the Proposal?
Answer:    Each Fund will vote separately on the Proposal. It is possible that the Proposal may be approved by shareholders of one Fund but not by shareholders of another Fund. If that were the case, the Adviser expects that the shareholder meeting would be adjourned for the particular Fund to give more time to solicit shareholder votes in favor of the Proposal. The Proposal will be implemented with respect to each Fund that approves it. In the event that the Proposal is not approved for a Fund, the Board will consider other possible courses of action. The Board will take such action as it deems necessary and in the best interests of that Fund and its shareholders, which may include further solicitation of that Fund’s shareholders or solicitation of the approval of different proposals.
Question:     How will my approval of this Proposal affect the management and operation of the Funds?
Answer:    Approval of the Proposal is not expected to have any effect on the Funds’ investment policies, strategies, and risks. The portfolio management teams serving each Fund will continue to serve as the primary person or persons responsible for the day-to-day management of the respective Funds.
Question:    When and where will the Special Meeting be held?
Answer:    The Special Meeting will be held on [October 14, 2026] at [MEETING TIME] at the offices of Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.
Question:    How will my approval of this Proposal affect the expenses of the Funds?
Answer:    Approval of the Proposal by each Fund’s shareholders will not affect the fees or expenses payable by the Fund. Under the Manager-of-Managers Structure, each sub-adviser will continue to be compensated by the Adviser, and not by the Fund.
Question:    Has the Board approved the Proposal and how does the Board recommend that I vote?
Answer:    Yes. The Board, including a majority of the trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously approved the Proposal set forth herein on behalf of each Fund and recommends that shareholders of each Fund also vote in favor of the Proposal.
Question:    Who is EQ Fund Solutions?
Answer:    EQ Fund Solutions is a third-party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must be adjourned to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
Question:    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?
Answer:    The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Funds on a pro rata basis up to $1,000,000 in the aggregate. Any related legal or solicitation expenses that exceed $1,000,000 will be reimbursed to the Funds by the Adviser.
Question:    What vote is required?
Answer:    Approval of the Proposal requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of a Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The approval of the Proposal with respect to any one Fund is not contingent upon the approval by any other Fund.
Question:    How do I vote my shares?
Answer:    Although you may attend the Special Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing the Proxy Card to EQ Fund Solutions, the Proxy Tabulator. Please mail your Proxy Card in the postage paid envelope that is provided.
In addition, you may vote through the internet by visiting www.vote.proxyonline.com and following the online instructions.
If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the Proposal.
Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.
Question:    Whom should I call for additional information about this Proxy Statement or the Fund?
Answer:    If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call EQ Fund Solutions at [800-967-0271].
Question:    How is a quorum for the Special Meeting established?
Answer:    One-third of a Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal.
Please complete, sign and return the enclosed Proxy Card. You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

FLRT	Pacer Aristotle Pacific Floating Rate High Income ETF	PSMD	Pacer Swan SOS Moderate (January) ETF
PTBD	Pacer Trendpilot US Bond ETF	PSMR	Pacer Swan SOS Moderate (April) ETF
MILK	Pacer US Cash Cows Bond ETF	PSMJ	Pacer Swan SOS Moderate (July) ETF
QDPL	Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF	PSMO	Pacer Swan SOS Moderate (October) ETF
QSIX	Pacer Metaurus Nasdaq 100 Dividend Multiplier 600 ETF	PSFD	Pacer Swan SOS Flex (January) ETF
INDQ	Pacer ActiveAlpha India Quality ETF	PSFM	Pacer Swan SOS Flex (April) ETF
PSCX	Pacer Swan SOS Conservative (January) ETF	PSFJ	Pacer Swan SOS Flex (July) ETF
PSCW	Pacer Swan SOS Conservative (April) ETF	PSFO	Pacer Swan SOS Flex (October) ETF
PSCJ	Pacer Swan SOS Conservative (July) ETF	PSFF	Pacer Swan SOS Fund of Funds ETF
PSCQ	Pacer Swan SOS Conservative (October) ETF
each a series of Pacer Funds Trust
(each, a “Fund,” and together, the “Funds”)

500 Chesterfield Parkway,
Malvern, Pennsylvania 19355
1-800-617-0004
To be held on [October 14, 2026]

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust) and the Funds, each a series of the Trust, and at any adjournments or postponements thereof (the “Special Meeting”), to be held on [October 14, 2026], at [MEETING TIME], at the offices of the Funds’ investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.
Shareholders of record at the close of business on the record date, established as [August 24, 2026] (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This proxy statement is expected to be mailed to shareholders on or about [September 8, 2026]. The Special Meeting is being held to vote on the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:
PROPOSAL:    To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [October 14, 2026]:
To obtain directions to attend the Special Meeting, please call [800-967-0271]. Representatives are available to assist [Monday through Friday, 9 a.m. to 10 p.m. Eastern time]. The Funds will furnish, without charge, a copy of its most recent annual and semi-annual reports upon request. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements. To request the annual report or semi-annual report, please call toll-free 1-800-617-0004 or visit www.PacerETFs.com. The proxy statement for this meeting is available at: https://vote.proxyonline.com/PacerFunds/docs/SpecialMeeting2026.pdf.

Background
You are being asked to approve a “manager-of-managers” structure that would permit each Fund and the Adviser to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Trust and the Adviser have received exemptive relief from the SEC (the “Order”) permitting the operation of other series of the Trust (other than the Funds) under the Manager-of-Managers Structure. The Board, including the trustees that are not interested persons of the Trust as defined by the 1940 Act, as amended (“Independent Trustees”), has approved the use of the Manager-of-Managers Structure on behalf of each Fund and is asking for your approval to operate each Fund pursuant to the terms and conditions of the Order.
If shareholders approve the Proposal, each Fund would be able to operate under the Manager-of-Managers Structure. In that case, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the Order, as applicable, including approval of any such agreement or material change to such agreement by the Board, (including a majority of the Independent Trustees) and to permit a Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
Sub-Advisers
Aristotle Pacific Capital, LLC (“Aristotle Pacific”) serves as the investment sub-adviser to the Pacer Aristotle Pacific Floating Rate High Income ETF (the “Aristotle Pacific Fund”).
Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”) serves as the investment sub-adviser to the Pacer Trendpilot US Bond ETF and the Pacer US Cash Cows Bond ETF (together, the “VA Funds”).
Metaurus Advisors LLC (“Metaurus”) serves as the investment sub-adviser to the Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF and the Pacer Metaurus Nasdaq 100 Dividend Multiplier 600 ETF (together, the “Metaurus Funds”).
ActiveAlpha Investment Advisors Private Ltd. serves as the investment sub-adviser to the Pacer ActiveAlpha India Quality ETF (the “ActiveAlpha Fund”).
Swan Global Investments, LLC (“Swan”) serves as the investment sub-adviser to the Pacer Swan Conservative (January) ETF, the Pacer Swan SOS Conservative (April) ETF, the Pacer Swan SOS Conservative (July) ETF, the Pacer Swan SOS Conservative (October) ETF, the Pacer Swan SOS Moderate (January) ETF, the Pacer Swan SOS Moderate (April) ETF, the Pacer Swan SOS Moderate (July) ETF, the Pacer Swan SOS Moderate (October) ETF, the Pacer Swan SOS Flex (January) ETF, the Pacer Swan SOS Flex (April) ETF, the Pacer Swan SOS Flex (July) ETF, the Pacer Swan SOS Flex (October) ETF, and the Pacer Swan SOS Fund of Funds ETF (together, the “Swan Funds”).
Benefit to the Funds
Based on the recommendation of the Adviser, the Board believes that it is in the best interests of each shareholder to provide the Adviser and the Board with increased flexibility to recommend, supervise, evaluate and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.
Without the approval of the proposed Manager-of-Managers Structure, each Fund would be required to call and hold a shareholder meeting of the Fund before it appoints a sub-adviser or materially amends a sub-advisory agreement. Additionally, a Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change of control, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, a Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne by the Fund, thereby reducing shareholders’ investment returns. The Manager-of-Managers Structure will allow each Fund and the Adviser to make decisions regarding sub-advisory services solely with regard to merit and without factoring the significant costs and time delays associated with seeking and obtaining shareholder approval. It is anticipated that the Manager-of-Managers Structure will permit the Funds to operate more efficiently and cost-effectively.
If shareholders approve the Proposal, the Board will oversee the selection and engagement of sub-advisers for the Funds. Further, the Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two year period. Prior to entering into, renewing or amending a sub-advisory agreement, the Adviser and the relevant sub-adviser will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those advisory arrangements.

If shareholders of a Fund do not approve the Proposal, the Fund would be required to solicit shareholder approval of new or materially amended sub-advisory agreements or further solicit Fund shareholders’ approval of the Manager-of-Managers Structure.
Effect on Fees and Quality of Advisory Services
The Proposal does not affect the amount of investment advisory fees paid by a Fund to the Adviser. When entering into and amending sub-advisory agreements, the Adviser will negotiate fees paid to the sub-advisers for their services. The sub-advisory fees are paid by the Adviser out of a Fund’s investment advisory fee. The fees paid to the Adviser by a Fund will be considered by the Board in approving and renewing advisory and sub-advisory agreements.
Under the Proposal, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by a Fund to the Adviser. Further, whether or not shareholders approve the Proposal, the Adviser will continue to be required to provide the same level of services to the Funds as it currently provides to the Funds.
Conditions for Establishing a Manager-of-Managers Structure
Currently, the only means for establishing a “manager-of-managers” structure is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendments to such agreements. The Trust and the Adviser have received exemptive relief from the SEC (the “Order”) and they are now asking for your approval of the “manager-of-managers” arrangement for each Fund. The Order is subject to the condition that a Fund’s shareholders approve the “manager-of-managers” arrangement prior to reliance on the Order.
If shareholders of each Fund approve the Proposal, the Adviser and each Fund would be authorized to (1) engage new or additional sub-advisers; (2) enter into and modify existing sub-advisory agreements; and (3) terminate and replace sub-advisers without obtaining further approval of the Funds’ shareholders, provided that the Board, including a majority of the Independent Trustees, has approved the new or amended sub-advisory agreement and permit the Funds to disclose advisory and sub-advisory fee information in an aggregated manner.
Under the terms and conditions of the Order, the Adviser and the Funds would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-adviser, a Fund would be required to provide its shareholders with an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.
The Board recommends that each Fund’s shareholders vote “FOR” the Proposal.
ADDITIONAL INFORMATION
Record Date/Shareholders Entitled to Vote
Each Fund is a separate series of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of each Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Fund, including the Proposal.
Shareholders of a Fund at the close of business on [August 24, 2026], the Record Date, will be entitled to be present and vote at the Special Meeting. As of that date, the total outstanding shares of each Fund were as follows:

Fund Name	Outstanding Shares as of [August 24, 2026]
Pacer Aristotle Pacific Floating Rate High Income ETF	[...]
Pacer Trendpilot US Bond ETF	[...]
Pacer US Cash Cows Bond ETF	[...]
Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF	[...]
Pacer Metaurus Nasdaq 100 Dividend Multiplier 600 ETF	[...]
Pacer ActiveAlpha India Quality ETF	[...]
Pacer Swan SOS Conservative (January) ETF	[...]
Pacer Swan SOS Conservative (April) ETF	[...]
Pacer Swan SOS Conservative (July) ETF	[...]
Pacer Swan SOS Conservative (October) ETF	[...]
Pacer Swan SOS Moderate (January) ETF	[...]
Pacer Swan SOS Moderate (April) ETF	[...]
Pacer Swan SOS Moderate (July) ETF	[...]
Pacer Swan SOS Moderate (October) ETF	[...]
Pacer Swan SOS Flex (January) ETF	[...]
Pacer Swan SOS Flex (April) ETF	[...]
Pacer Swan SOS Flex (July) ETF	[...]
Pacer Swan SOS Flex (October) ETF	[...]
Pacer Swan SOS Fund of Funds ETF	[...]
Voting Proxies
You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free [800-967-0271]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal on behalf of each Fund and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
If sufficient votes are not received for the Proposal by the date of the Special Meeting, the Special Meeting may be adjourned with respect to the Proposal with respect to any Fund, once or more, by motion of the chair of the Special Meeting or by the vote of the holders of a majority of the Fund shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal.
Quorum Required
Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to that Fund. Under the Trust’s Amended Declaration of Trust, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting.
Approval of the Proposal with respect to each Fund will require a Majority Vote of that Fund. The approval of the Proposal by shareholders of a Fund is not dependent upon the approval of the Proposal by shareholders of the other Funds. A “Majority Vote” for this purpose means the affirmative vote by the lesser of (i) 67% of the applicable Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding shares.
Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will have the effect of a vote AGAINST the Proposal and any other matter that requires the affirmative vote of a Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chair of the Special Meeting or the holders of a majority of the Fund shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to the Proposal to permit further solicitation of proxies.
Method and Cost of Proxy Solicitation
Proxies will be solicited by the Trust, the Adviser and/or EQ Fund Solutions, a professional proxy solicitor (the “Proxy Solicitor”), primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor.
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Funds on a pro rata basis up to $1,000,000 in the aggregate. Any related expenses that exceed $1,000,000 will be reimbursed to the Funds by the Funds’ investment adviser, Pacer Advisors, Inc.
The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of a Fund held of record by such persons. The total estimated cost of the solicitation is approximately $1.3 million .
Service Providers
The Funds’ investment adviser is Pacer Advisors, Inc., located at 500 Chesterfield Parkway, Malvern, Pennsylvania 19355. The investment sub-advisers are as follows:

Fund(s)	Sub-Adviser	Address
Aristotle Pacific Fund	Aristotle Pacific Capital, LLC	840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660
VA Funds	Vident Advisory, LLC (d/b/a Vident Asset Management)	1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009
Metaurus Funds	Metaurus Advisors LLC	22 Hudson Place, Third Floor, Hoboken, New Jersey 07030
ActiveAlpha Fund	ActiveAlpha Investment Advisors Private Ltd.	1802 81 Aureate CTS No. 7, Bandra West, Mumbai, Maharashtra, 400 050, India
Swan Funds	Swan Global Investments, LLC	20 Ridge Top Palmas Del Mar, Humacao, PR 00791
The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ custodian. Pacer Financial, Inc., an affiliate of Pacer Advisors, Inc. and located at 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355, serves as distributor and principal underwriter to the Funds.
Share Ownership
To the knowledge of the Trust’s management, as of the close of business on [August 24, 2026], [the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares]. To the knowledge of the Trust’s management, as of the close of business on [August 24, 2026], persons owning of record more than 5% of the outstanding shares of each Fund are as listed in the tables below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of such Fund’s shareholders.

Pacer Aristotle Floating Rate High Income ETF
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	[...]	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	[...]	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	[...]	Record
Foundations Investment Advisors, LLC 4050 East Cotton Center Blvd., Suite 40 Phoenix, AZ 85040	[...]	[Beneficial*]

Pacer Trendpilot US Bond ETF
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	[...]	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	[...]	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	[...]	Record
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	[...]	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	[...]	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	[...]	Record

Pacer US Cash Cows Bond ETF
Name and Address	% Ownership	Type of Ownership
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	[...]	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	[...]	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	[...]	Record
Merrill Lynch Pierce, Fenner & Smith (a/k/a MLPF&S) 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	[...]	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	[...]	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City NJ 07311	[...]	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	[...]	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	[...]	Record

Pacer Metaurus Nasdaq 100 Dividend Multiplier 600 ETF
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record
Pershing, LLC For the Benefit of Its Customers PO Box 2052 Jersey City, NJ 07303-2052	[...]	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	[...]	Record
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	[...]	Record

Pacer ActiveAlpha India Quality ETF
Name and Address	% Ownership	Type of Ownership
[...]	[...]	[...]

Pacer Swan SOS Conservative (January) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	[...]	Record

Pacer Swan SOS Conservative (April) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record

Pacer Swan SOS Conservative (July) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record

Pacer Swan SOS Conservative (October) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	[...]	Record

Pacer Swan SOS Moderate (January) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record

Pacer Swan SOS Moderate (April) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record

Pacer Swan SOS Moderate (July) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	[...]	Record

Pacer Swan SOS Moderate (October) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record

Pacer Swan SOS Flex (January) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	[...]	Record

Pacer Swan SOS Flex (April) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	[...]	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	[...]	Record

Pacer Swan SOS Flex (July) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	[...]	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record
Goldman, Sachs & Co., LLC. 200 West Street New York, NY 10282	[...]	Record

Pacer Swan SOS Flex (October) ETF
Name and Address	% Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	[...]	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	[...]	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record

Pacer Swan SOS Fund of Funds ETF
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	[...]	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	[...]	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	[...]	Record
Reports to Shareholders
The Funds will furnish (when available), without charge, a copy of its most recent annual and semi-annual reports upon request. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements. To request the annual report or semi-annual report, please call toll-free 1-800-617-0004 or visit www.PacerETFs.com.
Other Matters to Come Before the Special Meeting
The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals
The Amended Declaration of Trust and By-Laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [800-967-0271]. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
This Proxy Statement is available on the internet at https://vote.proxyonline.com/PacerFunds/docs/SpecialMeeting2026.pdf. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by telephone at 1-800-617-0004. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER ARISTOTLE PACIFIC FLOATING RATE HIGH INCOME ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER TRENDPILOT US BOND ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER US CASH COWS BOND ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER METAURUS US LARGE CAP DIVIDEND MULTIPLIER 400 ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER METAURUS NASDAQ 100 DIVIDEND MULTIPLIER 600 ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER ACTIVEALPHA INDIA QUALITY ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS CONSERVATIVE (JANUARY) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS CONSERVATIVE (APRIL) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS CONSERVATIVE (JULY) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS CONSERVATIVE (OCTOBER) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS MODERATE (JANUARY) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS MODERATE (APRIL) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS MODERATE (JULY) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS MODERATE (OCTOBER) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS FLEX (JANUARY) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS FLEX (APRIL) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS FLEX (JULY) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS FLEX (OCTOBER) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING

Vote by Telephone 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 800-967-0271. 3.Follow the simple instructions.	Vote Online 1.Read the proxy statement and have the proxy card at hand. 2.Go to www.vote.proxyonline.com.com 3.Follow the simple instructions.	Vote by Mail 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side. 3.Sign, date and return the proxy card in the envelope provided.

PACER SWAN SOS FUND OF FUNDS ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [OCTOBER 14, 2026]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned hereby appoints each of Sean E. O’Hara and Bruce Kavanaugh, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [MEETING TIME], on [October 14, 2026], at the offices of the Fund’s investment adviser, Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date _____________

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

This proxy is solicited on behalf of the Board of Trustees of Pacer Funds Trust (the “Trust”), and the Proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

	FOR	AGAINST	ABSTAIN
1.
To approve a “manager-of-managers” structure that would grant the Fund and Pacer Advisors, Inc. (the “Adviser”) the authority to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company, without shareholder approval and to permit the Fund to disclose advisory and sub-advisory fee information in an aggregated manner.
	○	○	○

THANK YOU FOR VOTING